1.

                  Joint Filing Agreement Pursuant to Rule 13d-1

     This agreement is made pursuant to Rule 13d-1(b)(ii)(J) and Rule 13d-1(k)(1) under the Securities and Exchange Act of 1934 (the "Act") by and among the parties listed below, each referred to herein as a "Joint Filer." The Joint Filers agree that a statement of beneficial ownership as required by Sections 13(g) or 13(d) of the Act and the Rules thereunder may be filed on each of their behalf on Schedule 13G or Schedule 13D, as appropriate, and that said joint filing may thereafter be amended by further joint filings. The Joint Filers state that they each satisfy the requirements for making a joint filing under Rule 13d-1.

Dated: October 20, 2000

                                        BRANDES INVESTMENT PARTNERS, L.P.


                                        By: /s/ Charles H. Brandes
                                            ------------------------------
                                            Charles H. Brandes, President and
                                            Chairman of Brandes Investment
                                            Partners, Inc., its General Partner


                                        BRANDES INVESTMENT PARTNERS, INC.


                                        By: /s/ Charles H. Brandes
                                            ------------------------------
                                            Charles H. Brandes, President and
                                            Chairman


                                        BRANDES HOLDINGS, L.P.


                                        By: /s/ Charles H. Brandes
                                            ------------------------------
                                            Charles H. Brandes, President and
                                            Chairman of Brandes Investment
                                            Partners, Inc., its General Partner


                                        By: /s/ Charles H. Brandes
                                            ------------------------------
                                            Charles H. Brandes, Control Person


                                        By: /s/ Glenn R. Carlson
                                            ------------------------------
                                            Glenn R. Carlson, Control Person


                                        By: /s/ Jeffrey A. Busby
                                            ------------------------------
                                            Jeffrey A. Busby, Control Person